Merger Agreement	3 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Merger Agreement
3.	Merger Agreement

On January 13, 2021 the Company signed a Merger Agreement contemplating a merger with Crescent Acquisition Corp (“Crescent”), a publicly traded special purpose acquisition company. The consummation of the merger is expected to result in the Company becoming a publicly traded company. The transaction has been unanimously approved by the Board of Directors of Crescent, as well as the Board of Directors of LiveVox. The Company expects this transaction to close in the second quarter of 2021, subject to the satisfaction of customary closing conditions, including the approval of the shareholders of Crescent.

See Note 22 for additional information regarding the completion of the merger.